# Financial Earnings Results

**Fourth Quarter and Full Year 2024**

January 22, 2025

Cathay General Bancorp

# Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2023, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

# Financial Highlights 4Q 2024

## Profitability: Return on Assets & Equity


ROAA
ROAE
12.21%
10.40%
9.63%
9.50%
11.18%
1.40%
1.23%
1.15%
1.15%
1.37%
4Q23
1Q24
2Q24
3Q24
4Q24

## Return on Tangible Equity *


14.04%
11.95%
11.11%
11.05%
13.03%
4Q23
1Q24
2Q24
3Q24
4Q24

* Refer to GAAP to non-GAAP reconciliation in Appendix.

## Quarterly Results Ending December 31, 2024

**$80.2mn**
Net Income

**$1.12**
Diluted EPS

**$186.5mn**
Total Revenue

**$19.4bn**
Total Loans

**$19.7bn**
Total Deposits

**45.70%**
Efficiency Ratio

## Pre-Tax Pre-Provision Income Ratio ($m)


PTPP Income
PTPP Ratio
$121
$96
$103
$117
$112
2.07%
1.64%
1.76%
2.00%
1.92%
4Q23
1Q24
2Q24
3Q24
4Q24

Pre-Tax Pre-Provision, Pre-Tax Credit Amortization, and Pre-Acquisition Expense ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

# Summary Highlights: 4Q and Full Year 2024 Results

| $ in millions, except per share data | 4Q24 | Change 4Q24 v. 3Q24 | Change 4Q24 v. 4Q23 | Full Year 2024 | Change YoY |
|---|---|---|---|---|---|
| **Earnings** | | | | | |
| Net Income | $ 80.2 | 19% | (3)% | $ 286.0 | (19)% |
| Basic EPS | $ 1.13 | 20% | (1)% | $ 3.97 | (19)% |
| Diluted EPS | $ 1.12 | 19% | (1)% | $ 3.95 | (19)% |
| Total Revenue | $ 186.5 | (2)% | (9)% | $ 729.7 | (10)% |
| NII | $ 171.0 | 1% | (6)% | $ 674.1 | (9)% |
| NIM | 3.07% | 3 bps | -20 bps | 3.04% | -41 bps |
| ROAA | 1.37% | 22 bps | -3 bps | 1.22% | -34 bps |
| ROAE | 11.18% | 168 bps | -103 bps | 10.18% | -338 bps |
| Efficiency Ratio | 45.70% | -541 bps | -814 bps | 51.35% | 438 bps |
| **Balance Sheets** | | | | | |
| Total Loans* | $ 19,365 | (0)% | (1)% | $ 19,365 | (1)% |
| Total Deposits | $ 19,686 | (1)% | 2% | $ 19,686 | 2% |

Note: Information as of 12.31.24 and 9.30.24 are unaudited. Totals may not foot due to rounding.

* Gross Loans, net of fees

# Summary Balance Sheets

| $mn, except per share data | | 12.31.24 | | 9.30.24 | | QoQ Change |
|---|---|---|---|---|---|---|
| Cash equivalents & ST investments | $ | 1,040 | $ | 1,339 | $ | (299) |
| AFS debt securities | | 1,547 | | 1,508 | | 39 |
| Gross loans, net of fees | $ | 19,365 | $ | 19,363 | $ | 2 |
| Allowance for credit losses | | (162) | | (164) | | 2 |
| **Net Loans** | **$** | **19,204** | **$** | **19,199** | **$** | **4** |
| Other assets | | 1,264 | | 1,228 | | 36 |
| **Total Assets** | **$** | **23,055** | **$** | **23,274** | **$** | **(220)** |
| Customer deposits | $ | 19,686 | $ | 19,944 | | (258) |
| FHLB borrowings | | 60 | | 60 | | - |
| Debt | | 137 | | 137 | | (0) |
| Other Liabilities | | 326 | | 303 | | 23 |
| **Total Liabilities** | **$** | **20,209** | **$** | **20,444** | **$** | **(235)** |
| **Total Stockholders' Equity** | **$** | **2,846** | **$** | **2,830** | **$** | **16** |

Note: Information as of 12.31.24 and 9.30.24 are unaudited. Totals may not foot due to rounding.

**Net Loans-to-Deposit Ratio (end of period (EOP))**



100%
97%
97%
96%
98%
12.31.23
3.31.24
6.30.24
9.30.24
12.31.24

Cathay General Bancorp

# Loan Composition

## Total Loan Portfolio ($bn)



Construction 2%
Residential Mortgage* 30%
$19.4bn
Total Loans
Total CRE 52%
C & I 16%

- **Total CRE** $10.0bn
- **Residential Mortgage*** $6.0bn
- **C & I Loans** $3.1bn
- **Construction Loans** $0.3bn

## Average Loan Growth – QoQ Annualized ($bn)



$19.3
+3.5%
$19.5
-1.2%
$19.4
-0.6%
$19.4
-1.4%
$19.3
$0.5 $0.4 $0.4 $0.4 $0.3
$3.2 $3.2 $3.2 $3.2 $3.0
$6.0 $6.1 $6.0 $6.0 $6.0
$9.6 $9.8 $9.8 $9.8 $10.0
4Q23 1Q24 2Q24 3Q24 4Q24
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

# Loan Yields

## Average Loan Yield by Type (in bps)



4Q23
1Q24
2Q24
3Q24
4Q24
621
624
628
635
619
Total Loans
847
849
868
846
772
8% fixed rate
91% float rate
C & I
514
531
547
564
572
30% fixed rate
29% float rate
Residential Mortgage
598
593
588
594
592
40% fixed rate
21% float rate
CRE

## Fix Rate & Hybrid in Fixed Rate Period (% of total loans)



63%
64%
64%
63%
63% *
4Q23
1Q24
2Q24
3Q24
4Q24

* Excludes fixed to float interest rate swaps of 4.1%.

## Loan Portfolio By Index Rate

as of 12.31.24



Other 8%
Prime 13%
Fixed Rate 31%
SOFR 16%
Hybrid in Fixed Rate Period 32%
Total Fixed Rate and Hybrid in Fixed Period: 63%

# Commercial Real Estate Portfolio

## CRE Portfolio Breakdown



Construction
2%
Residential
Mortgage*
30%
$19.4bn
Total Loans
Total CRE
52%
C & I
16%
Residential 18%
Retail 13%
Office 7%
Warehouse 6%
industrial 3%
hotel / motel 2%
special use 1%
restaurant 0.8%
land 0.4%
theater 0.1%
Total CRE
$10.0bn
52% of total loans

Of $10.0bn in total CRE loans, it included a notional amount of $794mn of interest rate swaps or 4.1% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

## CRE Geographic Distribution



NY
34%
$10.0bn
Total CRE
CA
47%
Other
9%
TX 5%
IL 3%
WA 2%

## Total CRE Concentration



292%
287%
288%
288%
288%
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024
400% internal threshold
300% regulatory threshold
CRE /Total Capital

# Commercial Real Estate Portfolio (cont'd)

## Total CRE LTV Distribution



40% to 50%
23%
50% to 60%
32%
30% to 40%
14%
$10.0bn
Total CRE
under 30%
10%
Over 70%
1%
60% to 70%
20%

## Total CRE LTV and Size by Property Type

| | Total CRE Loan Portfolio ($mn) | Avg. Loan Size ($mn) | Total CRE Weighted Avg. LTV |
|---|---|---|---|
| Residental | $3,471 | $1.3 | 53% |
| Retail | $2,432 | $2.1 | 48% |
| Office | $1,449 | $2.2 | 47% |
| Warehouse | $1,248 | $2.7 | 46% |
| Industrial | $636 | $3.0 | 49% |
| Hotel / Motel | $293 | $5.6 | 46% |
| Special Use | $238 | $2.5 | 44% |
| Restaurant | $164 | $0.9 | 44% |
| Land | $83 | $3.6 | 47% |
| Theater | $20 | $6.6 | 54% |
| **Total CRE** | **$10,034** | **$1.8** | **49%** |

# Selected CRE and Construction Loan Portfolios

## Residential CRE Portfolio

% based on $3.5bn loans outstanding



Commercial Units
40%
5+ Multi-Family
39%
2-4 Unit Residence
16%
Single Family Residence
5%



CA 36%
53%
LTV Weighted Average
NY 49%
TX 5%
WA 4%
IL 2%
Other 4%

## Retail CRE Portfolio

% based on $2.4bn loans outstanding



Retail Store/Building
31%
Retail/Mix Use
27%
Neighborhood Center
22%
Strip Mall
10%
Shopping Center
9%
Other
1%



NY 27%
48%
LTV Weighted Average
CA 49%
TX 8%
NV 4%
IL 4%
MA 1%
Other 7%

## Construction Portfolio

% based on $0.3bn loans outstanding



Multiple Family Residential
84%
Office & Commercial Condominium
8%
Single Family Residential
6%
Warehouse
1%
Retail
1%



56%
LTV Weighted Average
CA 73%
NY 20%
Other 7%

# CRE Office Portfolio

## Office CRE Portfolio

% based on $1.4bn loans outstanding



Office Building
36%
Office Condominium
28%
Office / Retail Stores
22%
Medical Office
8%
Office / Mixed Use
6%



NY 33%
CA 50%
47%
LTV Weighted Average
HK 7%
WA 3%
IL 2%
Other 5%

## Office CRE Distribution

| Property Type | Office CRE Loan Portfolio ($mn) | Total CRE Weighted Avg. LTV ($mn) |
|---|---|---|
| Office Building | $518 | 46% |
| Office Condominium | $401 | 46% |
| Office / Retail Stores | $318 | 33% |
| Medical Office | $116 | 45% |
| Office / Mixed Use | $96 | 40% |
| **Total Office CRE** | **$1,449** | |
| **Avg. Outstanding Size** | **$2.2** | |
| **Avg. Property Size (sq ft)** | **14,598** | |

## Office CRE Collateral Distribution ($mn)



Urban
$974
Suburban
$424
Central Business District
$51

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Cathay General Bancorp

# Residential Mortgage Portfolio

## Resi. Mortgage Geographic Distribution


NY
37%
$6.0bn
Residential
Mortgage*
CA
49%
WA 5%
TX 3%
NJ 2%
Other 4%

## Single-Family Resi. LTV Distribution


>50% to 55%
10%
50% or Under
35%
54%
LTV Weighted
Average
> 55% to 60%
16%
$415,515
Outstanding Size
Average
Over 60%
39%

* Residential Mortgage includes equity lines, installment and other loans.

# Asset Quality Metrics

## ALLL Composition ($mn)



CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$155
$8
$18
$54
$74
$155
$9
$18
$51
$77
$153
$9
$17
$49
$78
$164
$8
$18
$51
$85
$162
$8
$16
$58
$80
0.83%*
2.56%
0.27%
1.87%
0.79%
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

* Excluding residential mortgage portfolio, the total reserve rate would be 1.08%.

## Reserves and Net Charge-Offs (%)



ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.79%
0.80%
0.79%
0.85%
0.83%
0.09%
0.02%
0.16%
0.09%
0.34%
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

## Classified Loans Ratio ($mn)



Classified Loans
Special Mention
Classified Loans/Total Gross Loans
$308
$200
1.02%
$249
$244
1.26%
$202
$324
1.67%
$203
$382
1.97%
$293
$380
1.98%
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

Classified Loans are loans classified as substandard and doubtful.

## Non-Performing Assets Ratio ($mn)



Non-accrual Loans
OREO
NPA/Total Assets
$19
$67
0.37%
$19
$98
0.50%
$18
$107
0.54%
$18
$163
0.78%
$23
$169
0.83%
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Cathay General Bancorp

# Deposit Mix

## Total Deposits ($bn)



MMA
17%
IB Checking & Savings
17%
$19.7bn
Total Deposits
DDA
17%
Time
49%

## Average Deposit Growth – QoQ Annualized ($bn)



Time
DDA
MMA
IB Checking & Savings
$19.6
-1%
$19.5
+7%
$19.9
+1%
$19.9
+1%
$19.9
$3.6
$3.2
$3.6
$9.2
$3.4
$3.1
$3.3
$9.7
$3.2
$3.2
$3.3
$10.2
$3.3
$3.1
$3.2
$10.3
$3.4
$3.3
$3.3
$9.9
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

## Total Uninsured Deposits ($bn)



Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$8.7
$8.8
$9.0
$9.2
$9.4
40.9%
40.7%
41.5%
42.1%
43.8%
$0.8
$0.7
$0.8
$0.8
$0.8
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024

## Average Cost of Deposits by Type (bps)



4Q23
1Q24
2Q24
3Q24
4Q24
314
310
372
421
445
377
375
352
111
110
120
176
214
207
210
185
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

# Summary Income Statements

| $mn, except per share data | 12.31.24 | 9.30.24 | $ Change | % Change |
|---|---|---|---|---|
| **Net Interest Income** | **$ 171.0** | **$ 169.2** | **$ 1.9** | **1%** |
| Noninterest income | 16.8 | 16.1 | 0.7 | 4% |
| Net (losses) / Gains from equity securities | (1.3) | 4.3 | (5.6) | (131)% |
| **Total Noninterest Income** | **15.5** | **20.4** | **(4.9)** | **(24)%** |
| Core noninterest expense | 74.9 | 72.0 | 2.9 | 4% |
| amortization of LIH and solar tax credit investments plus OREO, core deposit intangibles and FDIC special assessment | 10.3 | 24.9 | (14.6) | (58)% |
| **Total Noninterest Expense** | **$ 85.2** | **$ 96.9** | **$ (11.6)** | **(12)%** |
| Provision for credit losses | 14.5 | 14.5 | - | 0% |
| Income tax expense | 6.6 | 10.6 | (4.1) | (38)% |
| **Net Income** | **$ 80.2** | **$ 67.5** | **$ 12.7** | **19%** |
| **Diluted EPS** | **$ 1.12** | **$ 0.94** | **$ 0.18** | 20% |
| Weighted avg. diluted shares (in millions) | 71.5 | 72.0 | (0.5) | (1)% |

Note: Information for quarter ending 12.31.24 and 9.30.24 are unaudited. Totals may not foot due to rounding.

# Loan Yields, Deposit Costs and Net Interest Income



Average Loan Yield vs Prime Rate and 1M SOFR
Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
8.50%
8.50%
8.50%
8.44%
7.80%
6.21%
6.24%
6.28%
6.35%
6.19%
5.33%
5.33%
5.33%
5.34%
4.78%
4Q23
1Q24
2Q24
3Q24
4Q24



Average Cost of Deposits vs Fed Funds Rate
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
5.33%
5.33%
5.33%
5.26%
4.65%
286
350
314
378
339
394
331
395
310
372
4Q23
1Q24
2Q24
3Q24
4Q24



Net Interest Income and Net Interest Margin
NII ($mn)
NIM
Avg. Fed Funds Rate
$182
$169
$165
$169
$171
5.33%
5.33%
5.33%
5.26%
4.65%
3.27%
3.05%
3.01%
3.04%
3.07%
4Q23
1Q24
2Q24
3Q24
4Q24



Net Interest Income Growth ($mn)
$182
-7.4%
$169
-1.9%
$165
+2.3%
$169
+1.1%
$171
4Q23
1Q24
2Q24
3Q24
4Q24

Cathay General Bancorp

# Non-Interest Income

## Non-Interest Income* ($mn)


other operating income
wealth management fees
letter of credit commissions
deposit account fees
$14.1
$1.4
$1.7
$4.8
$6.2
$14.5
$1.6
$1.7
$5.6
$5.6
$14.6
$1.9
$1.9
$5.5
$5.3
$16.1
$1.6
$2.1
$6.5
$5.9
$16.8
$1.7
$2.0
$6.2
$6.9
4Q23
1Q24
2Q24
3Q24
4Q24

* Non-interest income excludes net gains/(losses) from equity securities.

| ($mn) | 4Q2023 | 1Q2024 | 2Q2024 | 3Q2024 | 4Q2024 |
|---|---|---|---|---|---|
| **Non-interest income, before net gains/(losses) from equity securities** | | | | | |
| Non-interest income* | $14.1 | $14.5 | $14.6 | $16.1 | $16.8 |
| net gains/(losses) from equity securities | $9.0 | ($9.0) | ($1.4) | $4.3 | ($1.3) |
| net gains/(losses) from investment securities | - | $1.1 | - | - | - |
| Total Non-interest Income | $23.1 | $6.6 | $13.2 | $20.4 | $15.5 |

# Operating Expense & Efficiency

## Core Noninterest Expense* ($mn)



$72.0
$75.4
$74.2
$72.0
$74.9
$6.8
$3.1
$8.3
$5.4
$8.3
$40.1
$6.6
$3.2
$7.0
$6.0
$9.0
$43.6
$6.9
$3.7
$8.2
$5.7
$9.3
$40.4
$5.8
$3.2
$7.0
$5.9
$9.1
$40.9
$6.5
$2.2
$8.8
$5.7
$9.2
$42.5
4Q23
1Q24
2Q24
3Q24
4Q24
marketing and other operating expense
FDIC and State assessments
professional services
occupancy
computer and data processing
salaries and employee benefits

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

## Core Noninterest Expense* & Efficiency Ratio* ($mn)



Noninterest Expense*
Efficiency Ratio*
$72.0
$75.4
$74.2
$72.0
$74.9
35.1%
43.0%
41.6%
38.0%
40.1%
4Q23
1Q24
2Q24
3Q24
4Q24

| ($mn) | 4Q2023 | 1Q2024 | 2Q2024 | 3Q2024 | 4Q2024 |
|---|---|---|---|---|---|
| **Core noninterest expense, before amortization and other real estate owned** | | | | | |
| Core noninterest expense* | $72.0 | $75.4 | $74.2 | $72.0 | $74.9 |
| Amortization in investment in low income housing | $10.2 | $8.2 | $10.3 | $10.9 | $8.0 |
| Amortization in alternative energy partnerships | $15.9 | $6.3 | $13.1 | $13.2 | $2.7 |
| Other real estate owned & CDF | $0.4 | $0.6 | $1.7 | $0.8 | $0.6 |
| Restructuring costs | $0.7 | - | - | - | - |
| FDIC special assessment | $11.3 | $2.9 | - | - | (1.0) |
| Total Noninterest Expense | $110.5 | $93.2 | $99.4 | $96.9 | $85.2 |

# Strong Capital Ratios

## Key Capital Ratios (%)



13.55%
13.55%
15.09%
10.97%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 12.31.24

## Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $40.16 as of 12.31.24: +1.26% compared to 9.30.24 and +6.64% YoY.
- **Tangible Book Value* Per Common Share is** $34.81 as of 12.31.24: +1.34% compared to 9.30.24 and +7.34% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: repurchased 506,651 shares at avg. cost of $47.10/sh. in fourth quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

# Management Guidance Full Year 2025

| | Full Year 2025 Guidance | Full Year 2024 Actual |
|---|---|---|
| **Loans, end of period** | • Estimated growth rate 3% to 4%. | $19.4 billion<br>(0.9)% YoY |
| **Deposits** | • Estimated growth rate 3% to 4%. | $19.7 billion<br>+1.9% YoY |
| **Core Noninterest Expense** | • Estimated growth rate 4.5% to 5.5%. | $295.4 million<br>+5.6% YoY |
| **NIM** | • Estimated to range between 3.10% and 3.20%.<br>• Expect one rate cut in July. | 3.04% |
| **Tax Rate** | • Effective tax rate for 2025 estimated between 19.50% and 20.50%.<br>• No solar tax credit investment. | • Effective tax rate for the full year was 9.94%.<br>• Solar amortization for the full year was $35.6 million. |

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

# Appendix

# Appendix: GAAP to Non-GAAP Reconciliation
# Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

| | | December 31, 2024 | September 30, 2024 | December 31, 2023 |
|---|---|---|---|---|
| | | | (in thousands) (Unaudited) | |
| Stockholders' equity | (a) | $ 2,845,704 | $ 2,830,313 | $ 2,736,574 |
| Less: Goodwill | | (375,696) | (375,696) | (375,696) |
| Other intangible assets [1] | | (3,335) | (3,590) | (4,461) |
| **Tangible equity** | (b) | $ 2,466,673 | $ 2,451,027 | $ 2,356,417 |
| Total assets | (c) | $ 23,054,681 | $ 23,274,443 | $ 23,081,534 |
| Less: Goodwill | | (375,696) | (375,696) | (375,696) |
| Other intangible assets [1] | | (3,335) | (3,590) | (4,461) |
| Tangible assets | (d) | $ 22,675,650 | $ 22,895,157 | $ 22,701,377 |
| Number of common shares outstanding | (e) | 70,863,324 | 71,355,869 | 72,668,927 |
| Total stockholders' equity to total assets ratio | (a)/(c) | 12.34% | 12.16% | 11.86% |
| Tangible equity to tangible assets ratio | (b)/(d) | 10.88% | 10.71% | 10.38% |
| Tangible book value per share | (b)/(e) | $ 34.81 | $ 34.35 | $ 32.43 |

| | | Three Months Ended | | | Twelve Months Ended | |
|---|---|---|---|---|---|---|
| | | December 31, 2024 | September 30, 2024 | December 31, 2023 | December 31, 2024 | December 31, 2023 |
| | | | (in thousands) (Unaudited) | | (in thousands) (Unaudited) | |
| Net Income | | $ 80,201 | $ 67,514 | $ 82,526 | $ 285,979 | $ 354,124 |
| Add: Amortization of other intangibles [1] | | 256 | 264 | 262 | 1,127 | 1,294 |
| Tax effect of amortization adjustments [2] | | (76) | (78) | (78) | (334) | (384) |
| **Tangible net income** | (f) | $ 80,381 | $ 67,700 | $ 82,710 | $ 286,772 | $ 355,034 |
| Return on tangible common equity [3] | (f)/(b) | 13.03% | 11.05% | 14.04% | 11.63% | 15.07% |

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp

Cathay General Bancorp